Alliance Government Reserves
This is filed pursuant to Rule 497(e).
File Nos. 2-63315 and 811-02889.

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                                     YIELDS
  For current recorded yield information on the Funds, call toll-free (800) 221-9513.
--------------------------------------------------------------------------------

  The Funds are open-end management investment companies with investment objectives of safety, liquidity and maximum current income (in the case of Alliance Municipal Trust-General, exempt from Federal income taxes and, in the case of the Florida Portfolio, exempt from Federal and state income taxes) to the extent consistent with the first two objectives. Alliance Capital Reserves, Alliance Government Reserves and the General Portfolio of Alliance Municipal Trust are diversified. The Florida Portfolio of Alliance Municipal Trust is non-diversified and is offered only to residents of Florida. This prospectus sets forth the information about each Fund that a prospective investor should know before investing. Please retain it for future reference.

  AN INVESTMENT IN A FUND IS (I) NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT; (II) NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; AND (III) NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  A "Statement of Additional Information" for each Fund dated November 1, 1995, which provides a further discussion of certain areas in this prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A free copy may be obtained by contacting your Investment Officer.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURI-TIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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 CONTENTS
 --------

  Expense Information.......................................................   2
  Financial Highlights......................................................   3
  Investment Objectives and Policies........................................   6
  Purchase and Redemption of Shares.........................................   9
  Additional Information....................................................  10

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NOVRWB 1995

                         [LOGO OF BAIRD APPEARS HERE]

                               Introduces . . .

-------------------------------------------------------------------------------

  . ALLIANCE CAPITAL RESERVES

  . ALLIANCE GOVERNMENT RESERVES

  . ALLIANCE MUNICIPAL TRUST--

                               GENERAL PORTFOLIO

                               FLORIDA PORTFOLIO


     PROSPECTUS
     NOVEMBER 1, 1995


-------------------------------------------------------------------------------

                      ROBERT W. BAIRD & CO. INCORPORATED,
                             777 E. WISCONSIN AVE.
                    MILWAUKEE, WI 53202, PHONE 414-765-3500

                     MEMBER NEW YORK STOCK EXCHANGE, INC.
                    OTHER PRINCIPAL EXCHANGES. MEMBER SIPC.

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                              EXPENSE INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES

  The Funds have no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING EXPENSES (as a percentage of    ACR   AGR   AMT-GEN AMT-FL
 average net assets, after expense reimbursement)     ---   ----  ------- ------
   Management Fees...................................  .48%  .48%   .50%    .50%
   12b-1 Fees........................................  .25   .23    .25     .25
   Other Expenses....................................  .27   .29    .25     .25
                                                      ----  ----   ----    ----
   Total Fund Operating Expenses..................... 1.00% 1.00%  1.00%   1.00%

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   ACR.......................................... $  10    $32     $55     $122
   AGR.......................................... $  10    $32     $55     $122
   AMT--General................................. $  10    $32     $55     $122
   AMT--Florida................................. $  10    $32     $55     $122

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. The expenses listed in the table for AGR and AMT-FL are net of the contractual reimbursement by the Adviser described in this prospec-tus. The expenses of AGR (AMT-FL which did not commence operations until after June 30, 1995), before expense reimbursements, would be: Management Fee--.48%, 12b-1 Fees--.25%, Other Expenses--.29% and Total Operating Expenses--1.02%. For AMT-FL, "Other Expenses" are based on estimated amounts for the current fiscal year. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                 (AUDITED EXCEPT WITH RESPECT TO AMT--FLORIDA)
--------------------------------------------------------------------------------

  The following tables, except with respect to AMT--Florida, have been audited by McGladrey & Pullen LLP, each of the Fund's independent auditors, whose unqualified report thereon appears in each Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto included in each Fund's Statement of Additional Information. Further information about a Fund's performance is contained in each Fund's annual report, which is available without charge upon request.

                                                      YEAR ENDED JUNE 30,
 ALLIANCE CAPITAL RESERVES  ---------------------------------------------------------------------------------
                             1995    1994    1993    1992    1991    1990    1989    1988     1987     1986
                            ------  ------  ------  ------  ------  ------  ------  -------  -------  -------
 Net asset value,
  beginning of period.....   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00    $1.00    $1.00    $1.00
                            ------  ------  ------  ------  ------  ------  ------  -------  -------  -------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income....   .0447   .0255   .0266   .0438   .0662   .0782   .0788   0.0625   0.0549   0.0685
 Net realized gain on
  investments.............     -0-     -0-   .0003   .0013     -0-     -0-     -0-      -0-      -0-      -0-
                            ------  ------  ------  ------  ------  ------  ------  -------  -------  -------
 Net increase in net
  assets from operations..   .0447   .0255   .0269   .0451   .0662   .0782   .0788   0.0625   0.0549   0.0685
                            ------  ------  ------  ------  ------  ------  ------  -------  -------  -------
 LESS: DISTRIBUTIONS
 Dividends from net
  investment income.......  (.0447) (.0255) (.0266) (.0438) (.0662) (.0782) (.0788) (0.0625) (0.0549) (0.0685)
 Distributions from net
  realized gains..........     -0-     -0-  (.0003) (.0013)    -0-     -0-     -0-      -0-      -0-      -0-
                            ------  ------  ------  ------  ------  ------  ------  -------  -------  -------
 Total dividends and
  distributions...........  (.0447) (.0255) (.0269) (.0451) (.0662) (.0782) (.0788) (0.0625) (0.0549) (0.0685)
                            ------  ------  ------  ------  ------  ------  ------  -------  -------  -------
 Net asset value, end of
  period..................   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00    $1.00    $1.00    $1.00
                            ======  ======  ======  ======  ======  ======  ======  =======  =======  =======
 TOTAL RETURNS
 Total investment return
  based on net asset
  value(a)................    4.57%   2.58%   2.73%   4.61%   6.84%   8.14%   8.20%    6.45%    5.64%    7.09%
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year
  (in millions)...........  $3,024  $2,417  $2,112  $1,947  $1,937  $1,891  $1,536   $1,392   $1,458   $1,198
 Ratio to average net
  assets of:
  Expenses, net of waivers
   and reimbursements.....    1.00%   1.00%   1.00%   1.00%    .97%    .88%    .95%     .95%     .99%    1.01%
  Expenses, before waivers
   and reimbursements.....    1.03%   1.03%   1.00%   1.00%    .97%    .98%   1.05%    1.05%    1.09%    1.11%
  Net investment
   income(b)..............    4.51%   2.57%   2.65%   4.37%   6.62%   7.82%   7.87%    6.26%    5.50%    6.85%

-------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Net of waivers and reimbursements.

ALLIANCE GOVERNMENT                                     YEAR ENDED JUNE 30,
RESERVES                  ----------------------------------------------------------------------------------------
                           1995     1994     1993     1992     1991     1990     1989     1988     1987     1986
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net asset value, begin-
 ning of period.........  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income...    .0439    .0244    .0256    .0421    .0640    .0765    .0774   0.0612   0.0541   0.0659
Net realized gain on in-
 vestments..............      -0-      -0-    .0001      -0-      -0-    .0001      -0-      -0-      -0-      -0-
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net increase in net
 assets from operations.    .0439    .0244    .0257    .0421    .0640    .0766    .0774   0.0612   0.0541   0.0659
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS: DISTRIBUTIONS
Dividends from net in-
 vestment income........   (.0439)  (.0244)  (.0256)  (.0421)  (.0640)  (.0765)  (.0774) (0.0612) (0.0541) (0.0659)
Distributions from net
 realized gains.........      -0-      -0-   (.0001)     -0-      -0-   (.0001)     -0-      -0-      -0-      -0-
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total dividends and dis-
 tributions.............   (.0439)  (.0244)  (.0257)  (.0421)  (.0640)  (.0766)  (.0774) (0.0612) (0.0541) (0.0659)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net asset value, end of
 period.................  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURNS
Total investment return
 based on net asset
 value(a)...............     4.48%    2.48%    2.60%    4.30%    6.61%    7.96%    8.04%    6.31%    5.56%    6.81%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (in millions)..........   $2,514   $2,061   $1,783   $1,572   $1,070     $584     $522     $315     $260     $254
Ratio to average net as-
 sets of:
 Expenses, net of
  waivers and
  reimbursements........     1.00%    1.00%    1.00%     .95%     .89%     .88%     .88%     .80%     .95%    1.00%
 Expenses, before
  waivers and
  reimbursements........     1.05%    1.04%    1.02%     .97%     .93%     .98%     .98%     .90%    1.05%    1.10%
 Net investment
  income(b).............     4.42%    2.46%    2.55%    4.17%    6.28%    7.65%    7.86%    6.13%    5.41%    6.58%

-------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Net of waivers and reimbursement.

                                                           GENERAL PORTFOLIO
ALLIANCE MUNICIPAL TRUST  ------------------------------------------------------------------------------------------------
                                     YEAR ENDED JUNE 30,                      SIX MONTHS      YEAR ENDED DECEMBER 31,
                          -------------------------------------------------      ENDED      ------------------------------
                           1995       1994    1993    1992    1991    1990   JUNE 30, 1989   1988    1987    1986    1985
                          ------     ------  ------  ------  ------  ------  -------------  ------  ------  ------  ------
Net asset value,
 beginning of period....  $ 1.00     $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00      $ 1.00  $ 1.00  $ 1.00  $ 1.00
                          ------     ------  ------  ------  ------  ------     ------      ------  ------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income...    .028       .018    .020    .034    .046    .055       .030        .047    .041    .044    .049
Net realized and
 unrealized loss on
 investments............   (.003)       -0-     -0-     -0-     -0-     -0-        -0-         -0-     -0-     -0-     -0-
                          ------     ------  ------  ------  ------  ------     ------      ------  ------  ------  ------
Net increase in net
 asset value from
 operations.............    .025       .018    .020    .034    .046    .055       .030        .047    .041    .044    .049
                          ------     ------  ------  ------  ------  ------     ------      ------  ------  ------  ------
ADD: CAPITAL
 CONTRIBUTIONS
Capital Contributed by
 the Adviser............    .003        -0-     -0-     -0-     -0-     -0-        -0-         -0-     -0-     -0-     -0-
                          ------     ------  ------  ------  ------  ------     ------      ------  ------  ------  ------
LESS: DISTRIBUTIONS
Dividends from net
 investment income......   (.028)     (.018)  (.020)  (.034)  (.046)  (.055)     (.030)      (.047)  (.041)  (.044)  (.049)
                          ------     ------  ------  ------  ------  ------     ------      ------  ------  ------  ------
Net asset value, end of
 period.................  $ 1.00     $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00      $ 1.00  $ 1.00  $ 1.00  $ 1.00
                          ======     ======  ======  ======  ======  ======     ======      ======  ======  ======  ======
TOTAL RETURNS
Total investment return
 based on net asset
 value(a)...............    2.83%(c)   1.81%   2.05%   3.48%   4.71%   5.65%      6.13%(b)    4.81%   4.18%   4.50%   5.04%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)...  $1,189     $1,134  $1,016    $914    $883    $798       $695        $633    $690    $794    $374
Ratio to average net
 assets of:
 Expense, net of waivers
  and reimbursements....     .94%       .92%    .92%    .92%    .89%    .83%       .84%(b)     .83%    .80%    .80%    .85%
 Expense, before waivers
  and reimbursements....     .95%       .94%    .94%    .95%    .95%    .93%       .94%(b)     .93%    .90%    .90%    .95%
 Net investment
  income(d).............    2.78%      1.80%   2.02%   3.40%   4.57%   5.50%      5.96%(b)    4.69%   4.08%   4.31%   4.87%

-------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Annualized.
(c) The capital contribution by the Adviser has no effect on total return.
(d) Net of expenses reimbursed or waived by the Adviser.

                                                              FLORIDA PORTFOLIO
                                                             -------------------
                                                             JULY 28, 1995(A) TO
                                                              OCTOBER 17, 1995
                                                                 (UNAUDITED)
                                                             -------------------
Net asset value, beginning of period........................       $  1.00
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................          .008
                                                                   -------
LESS DISTRIBUTIONS
Dividends from net investment income........................         (.008)
                                                                   -------
Net asset value, end of period..............................       $  1.00
                                                                   =======
TAX RETURNS
Total investment return based on net asset value(b).........          3.67%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................       $18,065
Ratio to average net assets of:
 Expenses, net of waivers and reimbursements................           .16%(c)
 Expenses, before waivers and reimbursements................          3.90%(c)
 Net investment income(d)...................................          3.73%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

  From time to time each Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. For ACR dividends for the seven days ended June 30, 1995 amounted to an annualized yield of 5.12%, equivalent to an effective yield of 5.25%. For AGR dividends for the seven days ended June 30, 1995, after expense reimbursement, amounted to an annualized yield of 4.97%, equivalent to an effective yield of 5.10%. Absent such reimbursement, the annualized yield for such period would have been 4.95%, equivalent to an effective yield of 5.08%. Dividends for AMT-General for the seven days ended June 30, 1995 amounted to an annualized yield of 3.25%, equivalent to an effective yield of 3.30%. The Florida Portfolio did not commence operations until after June 30, 1995.

--------------------------------------------------------------------------------
                    INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

  Each Fund's investment objectives are--in the following order of priority-- safety of principal, excellent liquidity, and maximum current income (exempt from Federal income taxes, in the case of Alliance Municipal Trust-General and Alliance Municipal Trust-Florida) to the extent consistent with the first two objectives. As a matter of fundamental policy (with respect to Alliance Capi-tal Reserves, Alliance Government Reserves and Alliance Municipal Trust-Gener-
al), each Fund pursues its objectives by maintaining a portfolio of high-qual-ity money market securities all of which at the time of investment have re-maining maturities of one year or less, which maturities may extend to 397 days. The Florida Portfolio pursues its objectives by investing in high qual-ity municipal securities having remaining maturities of 397 days or less (which maturities may extend to such greater length of time as may be permit-ted from time to time pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as amended. While the fundamental policies described above and the "other fundamental investment policies" described below may not be changed without shareholder approval, each Fund may upon notice to share-holders, but without such approval, change nonfundamental investment policies or create additional classes of shares in order to establish portfolios which may have different investment objectives. There can be no assurance that any Fund's objectives will be achieved.

  The Funds will comply with Rule 2a-7 of the 1940 Act as amended from time to time, including the diversity, quality and maturity limitations imposed by the Rule. The average maturity of each Fund's portfolio cannot exceed 90 days. A more detailed description of Rule 2a-7 is set forth in each Fund's Statement of Additional Information.

ALLIANCE CAPITAL RESERVES

  The money market securities in which Alliance Capital Reserves ("ACR") in-vests include: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) certificates of deposit, bankers' acceptances and interest bearing savings deposits issued or guaranteed by banks or savings and loan as-sociations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation and certificates of deposit and bankers' acceptances denominated in U.S. dollars and issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by the Adviser to be of quality equivalent to that of other such instruments in which the Fund may invest; (3) commercial paper of prime quality [i.e., rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, is-sued by companies having outstanding debt securities rated AAA or AA by Stan-dard & Poor's, or Aaa or Aa by Moody's] and participation interests in loans extended by banks to such companies; and (4) repurchase agreements that are collateralized in full each day by liquid securities of the types listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or State Street Bank and Trust Company, ACR's Custodian, and would create a loss to the Fund if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. ACR may also invest in certificates of deposit issued by, and time deposits maintained at, foreign branches of domestic banks described in (2) above and prime quality dollar-de-nominated commercial paper issued by foreign companies meeting the criteria specified in (3) above.

  ACR may purchase restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of ACR. Re-stricted securities are securities subject to contractual or legal restric-tions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933 (the "Securities Act"). The Fund may purchase restricted securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act and, in each case, determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of the Fund.

  ACR may invest in asset-backed securities that meet its existing diversifi-cation, quality and maturity criteria.

Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securi-ties issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities de-pend predominately upon collection of the loans and receivables held by the issuer. It is ACR's current intention to limit its investment in such securi-ties to not more than 5% of its net assets.

  Other Fundamental Investment Policies. To maintain portfolio diversification and reduce investment risk, ACR may not: (1) invest more than 25% of its as-sets in the securities of issuers conducting their principal business activi-ties in any one industry although there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest bearing savings deposits; (2) invest more than 5% of its assets in securities of any one issuer (except the U.S. Government) although with re-spect to one-quarter of its total assets it may invest without regard to such limitation; (3) invest more than 5% of its assets in the securities of any is-suer (except the U.S. Government) having less than three years of continuous operation or purchase more than 10% of any class of the outstanding securities of any issuer (except the U.S. Government); (4) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in ag-gregate amounts not exceeding 15% of its assets and to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests; or (5) mortgage, pledge or hypothecate its assets except to secure such borrowings.

  As a matter of operating policy, fundamental policy number (2) would give ACR the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the fu-ture.

ALLIANCE GOVERNMENT RESERVES

  The securities in which Alliance Government Reserves ("AGR") invests are:
(1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"), in-cluding issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress; and (2) repurchase agreements that are collateralized in full each day by the types of securities listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securi-ties or State Street Bank and Trust Company, the Fund's Custodian, and would create a loss to the Fund if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. The Fund may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities, whose value may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Fund.

  Other Fundamental Investment Policies. To maintain portfolio diversification and reduce investment risk, AGR may not: (1) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggre-gate amounts not exceeding 10% of its assets and to be used exclusively to fa-cilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and it will not purchase any investment while any such borrowings exist; or (2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets except to se-cure such borrowings.

ALLIANCE MUNICIPAL TRUST

  The investment objectives of each Portfolio are safety of principal, liquid-ity and, to the extent consistent with these objectives, maximum current in-come that is exempt from income taxation to the extent described below. As a matter of fundamental policy, the General Portfolio pursues its objectives by investing in high quality municipal securities having remaining maturities of one year or less, which maturities may extend to 397 days and, except when it assumes a temporary defensive position, at least 80% of the General Portfo-lio's total assets will be invested in such securities (as opposed to the tax-able investments described below). The Florida Portfolio pursues its objectives by investing in high quality municipal securities hav-ing remaining maturities of 397 days or less (which maturities may extend to such greater length of time as may be permitted from time to time pursuant to Rule 2a-7 under the 1940 Act) and, except when the Portfolio assumes a tempo-rary defensive position, as a matter of fundamental policy, at least 80% of the Portfolio's total assets will be invested in municipal securities (as op-posed to the taxable investments described below). While the fundamental poli-cies described above and the "other fundamental investment policies" identi-fied below may not be changed for a Portfolio without the approval of its shareholders, the other investment policies set forth in this prospectus may be changed upon notice but without such approval. Normally, substantially all of each Portfolio's income will be tax-exempt as described below (e.g., for 1994, 100% of the income of each Portfolio was exempt from Federal income tax-es; the Florida Portfolio had not yet been established). The average weighted maturity of each Portfolio cannot exceed 90 days. The Fund may in the future establish additional portfolios which may have different investment objec-tives.

  The General Portfolio seeks maximum current income that is exempt from Fed-eral income taxes by investing principally in a diversified portfolio of high quality municipal securities. Such income may be subject to state or local in-come taxes.

  The Florida Portfolio seeks maximum current income that is exempt from Fed-eral income tax and State of Florida intangible tax by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by Florida or its political subdivisions.

  Each Portfolio of the Fund may invest without limitation in tax-exempt mu-nicipal securities subject to the alternative minimum tax (the "AMT").

  Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividends paid by a regulated investment company which receives interest from such specified pri-vate activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) inter-est on all tax-exempt obligations will be included in "adjusted current earn-ings" of corporations for AMT purposes. Such bonds have provided, and may con-tinue to provide, somewhat higher yields than other comparable municipal secu-rities. See below, "Daily Dividends, Other Distributions, Taxes."

  There can be no assurance that the Portfolios will achieve their investment objectives. Potential investors in the Florida Portfolio should consider the greater risk of the concentration of such Portfolio versus the safety that comes with less concentrated investments and should compare yields available on portfolios of the relevant state's issues with those of more diversified portfolios, including other states' issues, before making an investment deci-sion. The Adviser believes that by maintaining the Florida Portfolio's invest-ments in liquid, short-term, high quality investments, the Portfolio is largely insulated from the credit risks that exist on long-term municipal se-curities of such state. See the Statement of Additional Information for a more detailed discussion of the financial condition of Florida.

  Municipal Securities. The municipal securities in which each Portfolio in-vests include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various sea-sonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are se-cured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

  A Portfolio may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments minimize changes in the market value of the obligation and, ac-cordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion. The letters of credit of any single bank in respect of all variable rate obligations will not cover more than 10% of a Portfolio's total assets.

  All of the Portfolios' municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's Investors Service, Inc. (Aaa and Aa, MIG 1 and MIG 2, or VMIG 1 and VMIG 2) or Standard & Poor's Corporation (AAA and AA or SP-1 and SP-2), or judged by the Adviser to be of comparable quality. Securities must also meet credit standards applied by the Adviser.

  A Portfolio also may invest in stand-by commitments, which may involve cer-tain expenses and risks, but such commitments are not expected to comprise more than 5% of any Portfolio's net assets. A Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. The Fund's custo-dian will maintain, in a separate account of the respective Portfolio, liquid high-grade debt securities having value equal to, or greater than, such when-issued securities. The price of when-issued securities, which is generally ex-pressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for such securities takes place at a later time. Normally the settlement date occurs from within ten days to one month after the purchase of the issue. The value of when-issued securities may fluc-tuate prior to their settlement, thereby creating an unrealized gain or loss to a Portfolio.

  Taxable Investments. The taxable investments in which each Portfolio may invest include obligations of the U.S. Government and its agencies, high quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

  Other Fundamental Investment Policies. To reduce investment risk, the Gen-eral Portfolio may not invest more than 25% of its total assets in municipal securities whose issuers are located in the same state, and no Portfolio may invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects; a Portfolio may not invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although (i) with respect to 25% of its total as-sets the General Portfolio may invest up to 10% per issuer, and (ii) the Flor-ida Portfolio may invest 50% of its respective total assets in as few as four issuers (but no more than 25% of total assets in any one issuer); and a Port-folio may not purchase more than 10% of any class of the voting securities of any one issuer except those of the U.S. Government.

--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

OPENING ACCOUNTS

  Instruct your Investment Officer to use ACR, AGR, AMT-General or AMT-Florida in conjunction with your brokerage account.

  The Funds will send you a statement of the beginning balance in your Fund account immediately following receipt of your first investment.

SUBSEQUENT INVESTMENTS

 A. BY CHECK THROUGH BAIRD

  Mail or deliver your check or negotiable draft (minimum $500), payable to "Robert W. Baird & Co." to your Investment Officer who will deposit it into the Fund(s). Please indicate your Fund account number on the check or draft.

 B. BY SWEEP

  Baird has available an automatic "sweep" for the Funds in the operation of brokerage accounts for its customers. If you request the sweep arrangement, once a week proceeds from sale transactions, as well as other credit balances in your Baird brokerage account will be swept into your money market fund weekly.

 C. BY CONTACTING YOUR INVESTMENT OFFICER

  Cash that has come into your brokerage account from proceeds of your securi-ties sales or from any other source can be moved into your Fund account by contact-ing your Investment Officer either specifically each time that you know there is a cash balance or by providing standing instructions to your Investment Of-ficer to immediately move all such cash to the Funds.

REDEMPTIONS

 A. BY CONTACTING YOUR INVESTMENT OFFICER

  Instruct your Investment Officer to order a withdrawal from your Fund ac-count to purchase securities or to make payment with a Baird check either to you or to your designated payee.

 B. BY CHECK-WRITING

  With this service, you may write checks made payable to any payee in any amount of $100 or more. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First you must fill out the Signature Card which you can obtain from your Investment Officer. There is no separate charge for the check-writing service. The check-writing service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment.

--------------------------------------------------------------------------------
                            ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  SHARE PRICE. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value of each Fund's shares is determined each business day at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share of a Fund is calculated by taking the sum of the value of that Fund's investments (amor-tized cost value is used for this purpose) and any cash or other assets, sub-tracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

  TIMING OF INVESTMENTS AND REDEMPTIONS. The Funds have two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is re-ceived before or after 12:00 Noon. However, if you wish to have Federal funds wired the same day of your telephone redemption request, make sure that your request will be received by the Fund prior to 12:00 Noon.

  During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on page 12 of this prospectus. The Funds reserve the right to suspend or terminate their telephone redemption service at any time without notice. Neither the Funds nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Funds reasonably believe to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Funds did not employ such procedures, they could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

  Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

  DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of each Fund is determined each business day at 4:00 p.m. (New York time) and is paid immedi-ately thereafter pro rata to shareholders of that Fund of record via automatic investment in additional full and fractional shares of that Fund in each shareholder's account. As such additional shares are entitled to dividends on following days, a com-pounding growth of income occurs.

  Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses of a Fund are reflected in its net asset value and are not included in net in-come.

  Distributions to you out of tax-exempt interest income earned by AMT-General and AMT-Florida are not subject to Federal income tax (other than the AMT), but, in the case of the General Portfolio, may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate. Dividends paid by the Florida Portfo-lio to individual Florida shareholders will not be subject to Florida income tax, which is imposed only on corporations. However, Florida currently imposes an "intangible tax" at the rate of $2.00 per $1,000 taxable value of certain securities, such as shares of the Portfolio, and other intangible assets owned by Florida residents. U.S. Government securities and Florida municipal securi-ties are exempt from this intangible tax. It is anticipated that the Florida Portfolio shares will qualify for exemption from the Florida intangible tax. In order to so qualify, the Florida Portfolio must, among other things, have its entire portfolio invested in U.S. Government securities and Florida munic-ipal securities on December 31 of any year. Exempt-interest dividends paid by the Florida Portfolio to corporate shareholders will be subject to Florida corporate income tax. Distributions out of taxable interest income, other in-vestment income, and short-term capital gains are taxable to you as ordinary income and distributions of long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions of short and long-term capital gains, if any, are normally made near year-end. Each year shortly after December 31, the Funds will send you tax information stating the amount and type of all its distribu-tions for the year just ended.

  THE ADVISER. Each Fund retains Alliance Capital Management L. P., 1345 Ave-nue of the Americas, New York, NY 10105 under separate Advisory Agreements to provide investment advice and, in general, to supervise its management and in-vestment program, subject to the general control of the Trustees of each Fund. For the fiscal year ended June 30, 1995, ACR, AGR and AMT-General each paid the Adviser an Advisory fee at an annual rate of .46, .46, and .50 of 1%, re-spectively, of the average daily value of the respective Fund's (or Portfo-lio's) net assets. AMT-Florida pays an advisory fee at an annual rate of .50 of 1% of up to $1.25 billion of the average daily value of its net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 bil-lion of such assets, .47 of 1% of the next $.25 billion of such assets, .46 of 1% of the next $1 billion of such assets and .45 of 1% of its average daily net assets in excess of $3 billion. The fee is accrued daily and paid monthly.

  Under a Distribution Services Agreement (the "Agreement"), each Fund pays the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggregate av-erage daily net assets. For the fiscal year ended June 30, 1995, ACR, AGR and AMT-General each paid the Adviser a distribution services fee at an annual rate of .25, .23 and .24 of 1%, respectively, of the average daily value of the net assets of each Fund (or Portfolio). The Florida Portfolio did not com-mence operations until after June 30, 1995. Substantially all such monies (to-gether with significant amounts from the Adviser's own resources) are paid by the Adviser to broker-dealers and other financial intermediaries for their distribution assistance and to banks and other depository institutions for ad-ministrative and accounting services provided to the Funds, with any remaining amounts being used to partially defray other expenses incurred by the Adviser in distributing the Funds' shares. The Funds believe that the administrative services provided by depository institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely affect the Funds or their shareholders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur.

  The Adviser will reimburse each Fund to the extent that aggregate operating expenses of that Fund (in-cluding the Adviser's fee and expenses incurred under the Agreement) exceed 1% of its average daily net assets for any fiscal year.

  CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Com-pany, P.O. Box 1912, Boston, MA 02105, is the Funds' Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520 and Alliance Fund Dis-tributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Funds' Transfer Agent and Distributor, respectively.

  FUND ORGANIZATION. AGR and ATR (not offered by this prospectus) are series of Alliance Government Reserves which is a diversified open-end management in-vestment company registered under the 1940 Act. The Fund was reorganized as a Massachusetts business trust in October 1984, having previously been a Mary-land corporation since its formation in December 1978. ACR and AMR (not of-fered by this prospectus) are series of Alliance Capital Reserves, a diversi-fied open-end management investment company registered under the 1940 Act. The Fund was reorganized as a Massachusetts business trust in October 1984, having previously been a Maryland corporation since its formation in April 1978. AMT-General is a diversified, and AMT-Florida is a non-diversified series of Alli-ance Municipal Trust consisting of five other series not offered by this pro-spectus, which is also an open-end management investment company registered under the 1940 Act. The Fund was reorganized as a Massachusetts business trust in April 1985, having previously been a Maryland corporation since its forma-tion in January 1983. Each such investment company is organized as a Massachu-setts business trust. Each Fund's activities are supervised by its Trustees. Normally, shares of each series of Alliance Municipal Trust, Alliance Govern-ment Reserves and Alliance Capital Reserves are entitled to one vote per share, and vote as a single series, on matters that affect each series in sub-stantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain proce-dures for the removal of Trustees.

  REPORTS. You receive semi-annual and annual reports for your Fund.

  Since this prospectus sets forth information about all the Funds, it is the-oretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this prospectus extends only to the disclosure relating to that Fund.